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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

META Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27280 (Commission file number)	06-0971675 (IRS Employer Identification No.)
208 Harbor Drive, Stamford, Connecticut 06912-0061 (Address of principal executive office) (Zip Code)

(203) 973-6700
(Registrant's telephone number, including area code)

No change since last report
(Former name or address, if changed since last report)

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press Release of META Group, Inc. dated May 5, 2003 (earnings results for fiscal quarter ended March 31, 2003).

Item 9.    Regulation FD Disclosure.

        In accordance with SEC Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On May 5, 2003, META Group, Inc. issued a press release of the financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META Group, Inc.
Date: May 6, 2003	By:	/s/ ALFRED J. AMOROSO Vice Chairman of the Board of Directors, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release reporting first quarter 2003 earnings of META Group, Inc.

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure.
Signature
EXHIBIT INDEX